UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[ X ] Definitive Proxy Statement
[   ] Definitive Additional Materials
[   ] Soliciting Material Pursuant to Section 240.14a-11(c) or
      Section 240.14a-12

                             ACME UNITED CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(4) and 0-11.

      1) Title of each class of securities to which transaction applies:

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      2) Aggregate number of securities to which transaction applies:

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      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided  by Exchange  Act
      Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

         ----------------------------------------------------------------------
      2) Form, Schedule or Registration Statement No.:

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      3) Filing Party:

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      4) Date Filed:

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

March 24, 2009




Dear Fellow Shareholder:

On behalf of your Board of Directors and Management, I cordially invite you to attend the Annual Meeting of Shareholders of Acme United Corporation scheduled to be held on Monday, April 20, 2009 at 11:00 A.M., local time, at the Cornell Club, 6 East 44th Street, New York, New York. I look forward to greeting personally those shareholders able to attend.

At the Meeting, shareholders will be asked to elect six directors to serve for a one-year term, to approve an amendment to the Company's Employee Stock Option Plan to increase the number of shares authorized to be issued under the plan, and to ratify the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2009. Information regarding these matters is set forth in the accompanying Notice of Annual Meeting and Proxy Statement to which you are urged to give your prompt attention.

It is important that your shares be represented and voted at the Meeting. Whether or not you plan to attend, please take a moment to sign, date and promptly mail your proxy card in the enclosed prepaid envelope. This will not limit your right to vote in person should you attend the Meeting.

On behalf of your Board of Directors, thank you for your continued support and interest in Acme United Corporation.

Sincerely,


Walter C. Johnsen
Chairman and Chief Executive Officer

Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON MONDAY, APRIL 20, 2009

To our Shareholders: The Annual Meeting of Shareholders (the "Meeting") of Acme United Corporation, a Connecticut Corporation, (the "Company") will be held on Monday, April 20, 2009, at 11:00 A.M., local time, at the Cornell Club, 6 East 44th Street, New York, New York, for the following purposes:

     1.   To elect six (6) Directors of the Company;

     2. To consider and vote upon an amendment to the Company's Employee Stock Option Plan to increase the number of shares authorized to be issued thereunder from 460,000 to 610,000, an increase of 150,000 shares;

     3. To consider and vote upon the ratification of the appointment of our independent registered public accounting firm for the fiscal year ending December 31, 2009; and

     4. To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on March 4, 2009 are entitled to receive notice of and to vote at the Meeting and at any adjournment thereof.

Please carefully read the attached Proxy Statement for information regarding the matters to be considered and acted upon at the Meeting. Your Board of Directors recommends that you vote in favor of Proposals 1, 2, and 3 above. You are cordially invited to attend the Meeting and we hope that you will do so.

WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING IN PERSON, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED RETURN POSTAGE-PAID ENVELOPE. No additional postage need be affixed to the return envelope if mailed in the United States. If you attend the Meeting, you may withdraw your proxy and vote in person by ballot.

                                By Order of the Board of Directors,


                                Paul G. Driscoll
                                Vice President and Chief Financial Officer,
                                Secretary and Treasurer

March 24, 2009
Fairfield, Connecticut

Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824


                  ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                 April 20, 2009

                                 PROXY STATEMENT

         This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and Proxy Card are being furnished in connection with the solicitation of proxies by the Board of Directors of Acme United Corporation, a Connecticut Corporation (the "Company"), to be used at the Annual Meeting of Shareholders of the Company, to be held April 20, 2009, at 11:00 A.M., local time, at the Cornell Club, 6 East 44th Street, New York, New York or at any adjournment thereof (the "Meeting"). This Proxy Statement and the enclosed Proxy Card are being furnished on or about March 25, 2009 to all holders of record of the Company's Common Stock, par value $2.50 per share (the "Common Stock"), as of the close of business on March 4, 2009. A copy of the Company's 2008 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 2008, accompanies this Proxy Statement.

         At the Meeting, shareholders will:

    o elect six (6) Directors to serve until the next annual meeting ( Proposal 1);

    o consider and vote upon a proposal to amend the Company's Employee Stock Option Plan to increase the number of shares authorized to be issued under the plan from 460,000 to 610,000, an increase of 150,000 shares (Proposal 2); and

    o consider and vote upon a proposal to ratify the appointment of the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009 (Proposal 3).

            IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 20, 2009.

         The Notice of Annual Meeting, this Proxy Statement, and the Annual Report to Shareholders are available at the following website address: www.acmeunited.proxy.com.

                    VOTING SECURITIES, RECORD DATE AND QUORUM

         Record Date. The Board of Directors has fixed the close of business on March 4, 2009 as the record date (the "Record Date") for determination of shareholders entitled to receive notice of and to vote at the Meeting. As of the Record Date, there were 3,353,368 shares of Common Stock issued and outstanding and there were no other voting securities of the Company outstanding.

                                      (1)

         Quorum. The presence at the Meeting, in person or by proxy, of a majority of the outstanding shares of Common Stock entitled to vote shall constitute a quorum for the Meeting. Each outstanding share of Common Stock entitles the record holder thereof to one vote. Abstentions and broker non-votes are not counted as votes cast on any matter to which they relate, but are counted in determining the presence of a quorum.

         Election of Directors. Assuming the presence of a quorum, a plurality of the votes cast at the Meeting is required to elect each of the nominees for Director. Abstentions and broker non-votes will not be taken into account in determining the outcome of the election of directors.

         Amendment of the Employee Stock Option Plan. To be approved, the proposal to increase the number of shares which are authorized for issuance upon exercise of options granted under the Employee Stock Option Plan must receive the affirmative vote of a majority of the shares of Common Stock cast in person or by proxy at the meeting. Uninstructed shares are not entitled to vote on this proposal; accordingly, broker non-votes will not affect the outcome of the vote on the proposal. Abstentions also will not affect the outcome of the vote on the proposal.

         Ratification of the Appointment of Our Independent Registered Accounting Firm. To be approved, the proposal to ratify the appointment of our independent registered accounting firm for the fiscal year ending December 31, 2009 must receive the affirmative vote of a majority of the shares of Common Stock cast in person or by proxy at the meeting. Abstentions and broker non-votes will not be taken into account in determining the outcome of the vote on this proposal.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

         Eligible shareholders of record may vote at the Meeting in person or by means of the enclosed Proxy Card. You may specify your voting choices by marking the appropriate boxes on the Proxy Card. The proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to or at the Meeting, will be voted in accordance with the instructions specified thereon. If you properly sign and return your Proxy Card, but do not specify your choices, your shares will be voted by the proxy holders as recommended by the Board of Directors.

         The Board of Directors encourages you to complete and return the Proxy Card even if you expect to attend the Meeting. You may revoke your proxy at any time before it is voted at the Meeting by giving written notice of revocation to the Secretary of the Company, by submission of a proxy bearing a later date or by attending the Meeting in person and casting a ballot.

         The proxy holders, Walter C. Johnsen and Susan H. Murphy, will vote all shares of Common Stock represented by Proxy Cards that are properly signed and returned by shareholders. The Proxy Card also authorizes the proxy holders to vote the shares represented in their sole discretion with respect to any matters not included in this Proxy Statement that may properly be presented for consideration at the Meeting. YOU MUST RETURN A SIGNED PROXY CARD IF YOU WANT THE PROXY HOLDERS TO VOTE YOUR SHARES OF COMMON STOCK.

                                      (2)

         The cost of soliciting proxies will be borne by the Company. Following the mailing of proxy solicitation materials, proxies may be solicited by directors, officers and employees of the Company and its subsidiaries personally, by telephone or otherwise. Such persons will not receive any fees or other compensation for such solicitation. In addition, the Company will reimburse brokers, custodians, nominees and other persons holding shares of Common Stock for others for their reasonable expenses in sending proxy materials to the beneficial owners of such shares and in obtaining their proxies. The Company has engaged Mackenzie Partners, Inc. to assist in the solicitation of votes and the distribution of proxy materials for a fee of $10,000, plus out-of-pocket expenses.

GOVERNANCE OF THE COMPANY

BOARD OF DIRECTOR MEETINGS AND COMMITTEES

The Board of Directors held eight meetings in 2008. All Directors attended at least 75% of the aggregate of the total number of the Board meetings and meetings of committees of the Board of which they were a member. The Board of Directors has established standing Executive, Audit, Compensation and Nominating Committees, each of which is comprised solely of independent non-employee members of the Board of Directors.

INDEPENDENCE DETERMINATIONS

The Board of Directors annually determines the independence of directors. No director is considered independent unless the Board has determined that he or she has no material relationship with the Company, either directly or as a partner, shareholder, or officer of an organization that has a material relationship with the Company or otherwise. Material relationships can include commercial, banking, consulting, legal, accounting, charitable, and familial relationships, among others.

Independent directors are directors who, in the view of the Board of Directors, are free of any relationship that would interfere with the exercise of independent judgment. Under NYSE Alternext U.S., LLC (formerly, the American Stock Exchange) rules, the following persons are not considered independent:

     (a) a director who is or was employed by the Company or any of its affiliates for the current year or any of the past three years;

     (b) a director who accepted or who has an immediate family member who accepted any compensation from the Company or any of its affiliates in excess of $120,000 during any period of twelve consecutive months within the three years preceding the determination of independence (other than certain specified types of compensation, including, e.g., compensation for Board or Committee service, benefits under a tax-qualified retirement plan, or non-discretionary compensation);

                                      (3)

     (c) a director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company as an executive officer;

     (d) a director who is, or has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the Company made, or from which the Company received payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years;

     (e) a director who is, or has an immediate family member who is employed as an executive of another entity where at any time during the most recent three fiscal years, any of the Company's executive officers serve on that other entity's compensation committee; and

     (f) a director who is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

Immediate family includes a person's spouse, parents, children, sibling, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home.

Mr. Johnsen, Chairman of the Board, serves as Chief Executive Officer of the Company, and Mr. Olschan, a member of the Board, serves as President and Chief Operating Officer of the Company. The Board has determined that all of the other current directors are "independent" within the meaning of the applicable listing standards of the NYSE Alternext. These independent directors are: Mr. Davidson, Mr. Holden, Ms. Murphy, and Mr. Ward, each of whom is standing for reelection.

NOMINATIONS FOR DIRECTORS

The functions of a Nominating Committee have been historically performed by the whole Board. A majority of the Board's independent directors (as such term is defined in Section 803A of the NYSE Alternext's listing standards) would recommend nominees for consideration by the full Board, including the nominees standing for election at the Meeting.

In February 2009, the Board of Directors organized a Nominating Committee, described below under "Committees of the Board." The Board continues to be responsible for nominating director nominees to stand for election at each annual meeting of shareholders and for filling vacancies on the Board at any time during the year. The Nominating Committee reviews all potential director candidates, and recommends potential director candidates to the full Board. The Nominating Committee will also consider nominations by shareholders, as described below. The full Board reviews and has final approval authority on all potential director candidates being recommended to the shareholders for election.

                                      (4)

In identifying and evaluating nominees for director, the Nominating Committee will consider whether the candidate has the highest ethical standards and integrity, and sufficient education, experience and skills necessary to understand and wisely act upon the complex issues that arise in managing a publicly held company. The Nominating Committee will commence its evaluation of candidates on the basis of materials submitted by or on behalf of the candidate and on the basis of the knowledge of members of the Nominating Committee and management regarding the candidate. To the extent the Nominating Committee does not have enough information to evaluate a candidate; the Nominating Committee may send a questionnaire to the candidate for completion in enough time for Nominating Committee consideration. In addition, it has historically been customary for some members of the Board to meet with the candidate individually or in small groups, as appropriate. Members of the Nominating Committee will also interview candidates as it deems appropriate.

Any shareholder entitled to vote for election of directors at a meeting may nominate persons for election as directors if, as more fully provided in Section 11 of the By-laws, the shareholder provides written notice of such shareholder's intent to make such nomination at least sixty (60) days prior to the annual meeting at which the election of directors is to be held. If directors were to be elected at a special meeting of shareholders, the written notice of the shareholders intent to make a nomination must be provided to the Company not later than the close of business of the seventh day following the date on which notice of the special meeting is first given to shareholders. The nomination must be sent in care of the Secretary of the Company at 60 Round Hill Road, Fairfield, CT 06824, and must include, among other information, the name, address, telephone number and resume of the nominee's business and educational background, along with a written statement by the shareholder as to why such person should be considered for election to the Board of Directors.

The Board will consider nominees for directors properly recommended by shareholders, as described above. The Board follows the same evaluation procedures whether a candidate is recommended by directors or shareholders.

COMMITTEES OF THE BOARD

EXECUTIVE COMMITTEE

The Executive Committee of the Board of Directors is composed of Mr. Holden, who serves as Chairman, and Mr. Ward. The function of the Executive Committee is to act for the Board of Directors during the intervals between meetings of the Board. The Executive Committee held one meeting in 2008.

AUDIT COMMITTEE

The Audit Committee assists the Board of Directors in overseeing (1) the audit and integrity of our financial statements, (2) the performance of our independent auditors, (3) the adequacy and effectiveness of our accounting, auditing and financial reporting processes, and (4) our compliance with legal and regulatory requirements. The duties of the Audit Committee include the selection and appointment of our independent auditors, including evaluation of their qualifications, performance and independence. The Board of Directors has determined that all members of the Audit Committee are "independent" and "financially literate" within the meaning of the applicable listing standards of the NYSE Alternext. In addition, the Board has determined that Mr. Ward qualifies as an "audit committee financial expert" within the meaning of regulations adopted by the Securities and Exchange Commission and has the financial sophistication required under the listing standards of the NYSE Alternext.

                                      (5)

The Committee consists of Mr. Ward, Chairman, and Messrs. Holden and Davidson. The Audit Committee meets at least quarterly, and more often as needed. The Committee met eight times in 2008. The Board of Directors has adopted a written charter for the Audit Committee, which is reviewed annually by the Audit Committee. A copy of the Audit Committee charter is available on the Company's website at www.acmeunited.com in the Investor Relations/Corporate Governance section.

COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors assists the Board in establishing the compensation policies for cash and equity compensation of our executive officers. The duties of the Committee include evaluating and making recommendations to the Board regarding the compensation and equity incentives and awards for our executive officers and the administration of the Company's Non-Salaried Director Stock Option Plan. The Compensation Committee does not have a charter. The Board of Directors has determined that all members of the Compensation Committee are "independent" within the meaning of the applicable listing standards of the NYSE Alternext. The Committee consists of Mr. Holden, Chairman, Mr. Davidson and Ms. Murphy. The Committee held three meetings during 2008.

NOMINATING COMMITTEE

The Nominating Committee assists the Board in identifying individuals qualified to become Board members and recommends director nominees to be nominated by the Board to stand for election as directors at each annual meeting of shareholders of the Company, commencing with the Annual Meeting of Shareholders to be held in 2010, and to fill vacancies on the Board and any newly created directorships. The Nominating Committee was organized in February 2009 and consists of Mr. Holden, Chairman, Mr. Davidson and Mr. Ward. The Board of Directors has determined that all members of the Nominating Committee are "independent" within the meaning of the applicable listing standards of the NYSE Alternext. The Nominating Committee will meet at least once a year and more often as needed. The Board of Directors has adopted a written charter for the Nominating Committee which will be reviewed annually by the Nominating Committee; a copy of the charter is available on the Company's website at www.acmeunited.com in the Investor Relations/Corporate Governance section.

                                      (6)

                                   PROPOSAL 1:
                              ELECTION OF DIRECTORS

The By-laws of the Company provide that the Company have a Board of Directors of not fewer than five or more than nine directors, with the number of directors to be fixed by the Board from time to time. The number of directors is presently fixed at six. Directors serve until the next annual meeting and until their respective successors have been elected and qualified.

Six directors are to be elected at the Meeting to serve for one-year terms until the 2010 Annual Meeting of Shareholders and until their respective successors are elected and qualified. A plurality of the votes cast at the meeting is required to elect each of the nominees for Director. The Board has determined to nominate six individuals for election to the Board of Directors, each of whom is presently an incumbent director. The Board of Directors knows of no reason why any nominee would be unable to serve as director. Each nominee has consented to being named as a nominee for director of the Company in this Proxy Statement and to serve as a director if elected. If any nominee should for any reason become unable to serve, then all valid proxies will be voted for the election of a substitute nominee designated by the Board.

The following information about the nominees for election as our directors is based, in part, upon information furnished by the nominees.

-------------------------  ------------------------------------  ---------------
Nominees                   Principal Occupation                  Director Since
-------------------------  ------------------------------------  ---------------
Walter C. Johnsen          Chairman of the Board and Chief            1995
(age 58)                   Executive Officer of the Company
                           since January 1, 2007; President and
                           Chief Executive Officer of the
                           Company from November 30, 1995 to
                           December 31, 2006. He formerly served
                           as Vice Chairman and a principal of
                           Marshall Products, Inc., a medical
                           supply distributor.
-------------------------  ------------------------------------  ---------------
Richmond Y. Holden, Jr.    Since May, 2007, President of              1998
(age 55)                   Educators Publishing Service, a
                           supplementary publisher of education
                           materials and a subsidiary of School
                           Specialty Inc. He served as
                           President and Chief Executive
                           Officer of J.L. Hammett Co., a
                           reseller of educational products
                           from 1992 to 2006.
-------------------------  ------------------------------------  ---------------

                                      (7)

-------------------------  ------------------------------------  ---------------
Brian S. Olschan           President and Chief Operating              2000
(age 52)                   Officer of the Company since
                           January 1, 2007; Executive Vice
                           President and Chief Operating
                           Officer of the Company from
                           January 1999 to December 31, 2006;
                           Senior Vice President - Sales and
                           Marketing of the Company from
                           September 1996 to January 1999. He
                           formerly served as Vice President
                           and General Manager of the Cordset
                           and Assembly Business of General
                           Cable Corporation, an electrical
                           wire and cable manufacturer.
-------------------------  ------------------------------------  ---------------
Stevenson E. Ward III      Vice President and Chief Financial         2001
(age 63)                   Officer of Triton Thalassic
                           Technologies, Inc. since September
                           2000. Triton's technology controls
                           and inactivates pathogens in the
                           healthcare and industrial industries.
                           From 1999 through 2000, Mr. Ward
                           served as Senior Vice
                           President-Administration of
                           Sanofi-Synthelabo, Inc., a major
                           pharmaceutical company.  He also
                           served as Executive Vice President
                           (1996-1999) and Chief Financial
                           Officer (1994-1995) of Sanofi, Inc.,
                           and Vice President, Pharmaceutical
                           Group, Sterling Winthrop, Inc.
                           (1992-1994). Prior to joining
                           Sterling he was employed by General
                           Electric Company with assignments in
                           Purchasing, Corporate Audit and
                           Financial Management.
-------------------------  ------------------------------------  ---------------
Susan H. Murphy            Vice President for Student and             2003
(age 57)                   Academic Services, Cornell
                           University, since 1994; Dean of
                           Admissions and Financial Aid from
                           1985 to 1994. Ms. Murphy has been
                           employed at Cornell since 1978.
                           Ms. Murphy received a Ph.D. from
                           Cornell University.
-------------------------  ------------------------------------  ---------------
 Rex L. Davidson           President and Chief Executive              2006
 (age 59)                  Officer of Goodwill Industries of
                           Greater New York and Northern New
                           Jersey, Inc., and President of
                           Goodwill Industries Housing
                           Corporation since 1982.  He was
                           appointed by Mayor Bloomberg to the
                           New York City Workforce Investment
                           Board in 2002. He serves on the
                           Board of the Better Business Bureau
                           Education and Research Foundation
                           and also serves on the Stony Brook
                           University MBA Advisory Board.
-------------------------  ------------------------------------  ---------------

                                      (8)

ATTENDANCE AT ANNUAL MEETINGS

While the Company has no formal policy regarding the attendance of Board members at annual meetings of shareholders, director attendance is deemed very important and is strongly encouraged. In 2008, all seven then incumbent members of the Board attended the 2008 Annual Meeting of Shareholders.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

The Company has established a process for shareholders to send communications to the Board of Directors. Shareholders may send communications to the Board of Directors to the attention of the Secretary, Acme United Corporation, 60 Round Hill Road, Fairfield, Connecticut 06824, who will forward them to all Board members within a reasonable time after receipt. If the shareholder wishes the communication to be sent to one or more specific Board members only, the addressee should be the specific Board member(s), "c/o Secretary," who will then forward the communication to such Board member(s). If one or more specific Board members are not designated for such other communication, the communication will be forwarded to the entire Board.


                   OWNERSHIP OF ACME UNITED CORPORATION STOCK

PRINCIPAL SHAREHOLDERS

The following table sets forth certain information, as of March 1, 2009, with respect to the beneficial ownership of shares of Common Stock by any person who, to the knowledge of the Company, owned beneficially more than 5% of the outstanding shares of Common Stock of the Company.

--------------------------- --------------------- --------------------- --------------
                                                        Number of
                                   Type of            Beneficially        Percent of
Shareholder                       Ownership          Shares Owned (1)        Class
--------------------------- --------------------- --------------------- --------------
Walter C. Johnsen                  Direct                549,222 (5)         16.18
60 Round Hill Road
Fairfield, CT   06824
--------------------------- --------------------- --------------------- --------------
J. Carlo Cannell                   Direct                246,419*             7.35
240 E. Deloney Ave.
Jackson, WY  83001
--------------------------- --------------------- --------------------- --------------
*Based on the reporting person's Schedule 13G dated February 17, 2009.

                                      (9)

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

The following table sets forth certain information, as of March 1, 2009, with respect to the beneficial ownership of shares of Common Stock by (i) each director and nominee for director of the Company; (ii) each executive officer named in the Summary Compensation Table appearing below under "Executive Compensation"; and (iii) all executive officers and directors as a group. The persons shown have sole voting and investment power in these shares except as indicated below in the notes to the table.

The address of each person appearing in the table is 60 Round Hill Road, Fairfield, CT 06824.

-------------------------------------- -------------------------- -----------
Name of Beneficial Owner                    Number of Shares        Percent
                                         Beneficially Owned (1)
-------------------------------------- -------------------------- -----------
Rex L. Davidson (2)                               8,750                *
-------------------------------------- -------------------------- -----------
Paul G. Driscoll (3)                             50,415               1.48
-------------------------------------- -------------------------- -----------
Richmond Y. Holden, Jr. (4)                      35,001               1.04
-------------------------------------- -------------------------- -----------
Walter C. Johnsen (5)                           549,222              16.18
-------------------------------------- -------------------------- -----------
Susan M. Murphy (6)                              20,006                *
-------------------------------------- -------------------------- -----------
Brian S. Olschan (7)                            134,750               3.91
-------------------------------------- -------------------------- -----------
Stevenson E. Ward III (8)                        23,200                *
-------------------------------------- -------------------------- -----------
Executive officers and directors                821,344              22.85
as a group (7 persons)
-------------------------------------- -------------------------- -----------

*Less than 1.0%

(1) Based on a total of 3,353,368 shares outstanding as of March 1, 2009. Under applicable rules promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), a person is deemed to be the beneficial owner of shares of Common Stock if, among other things, he or she directly or indirectly has or shares voting power or investment power with respect to such shares. A person is also considered to beneficially own shares of Common Stock which he or she does not actually own but has the right to acquire presently or within the next sixty (60) days, whether by exercise of stock options or otherwise.

(2)  Includes 8,750 shares issuable upon exercise of options.

                                      (10)

(3)  Includes 46,375 shares issuable upon exercise of options.

(4)  Includes 25,000 shares issuable upon exercise of options.

(5)  Includes 41,250 shares issuable upon exercise of options.

(6)  Includes 16,500 shares issuable upon exercise of options.

(7)  Includes 93,750 shares issuable upon exercise of options.

(8)  Includes 10,000 shares issuable upon exercise of options.


EXECUTIVE COMPENSATION

         Our compensation policies and programs for our executive officers are designed to support the overall objective of enhancing value for our shareholders. To achieve this objective, it is critical that we be able to attract, motivate, reward and retain highly qualified and productive individuals. This is to be accomplished by:

          o directly relating compensation to both Company and individual performance;

          o structuring compensation levels to be externally competitive and internally equitable;

          o enabling key employees to share in the future success of the Company by acquiring equity interests in the Company; and

          o designing compensation programs to provide an optimal combination of costs to the Company and value to our employees.

         In 2008, the compensation and benefits for our executive officers consisted of four components:

          o    base salary;

          o    a cash incentive bonus award;

          o    stock option awards; and

          o    a benefits package.

Base Salaries
-------------

The base salaries for our officers are set annually and reflect skills and experience, level and scope of responsibility and performance during the prior year and historical, long-term performance. The Compensation Committee also considers external factors, such as cost of living in the areas in which our officers reside and current market conditions. During 2008, the Chief Executive Officer participated in discussions with the Committee regarding the base salary amounts of the executive officers.

                                      (11)

Cash Bonus Plan
---------------

The Company grants cash incentive awards under our Cash Bonus Plan based upon the achievement of both Company and individual performance objectives. The Company generally makes cash awards under this Plan if the Company achieves the minimum level of net income set for the applicable year. However, the Company may make awards at its discretion if the minimum levels of net income are not attained due to unusual circumstances, but where the performance of individual executive officers merit such awards.

During 2008, the Chief Executive Officer proposed bonus awards and reviewed the proposals, and the basis for the proposals, with the Compensation Committee. The Committee subsequently proposed bonus awards to the independent directors of the full Board for final review and approval.

Deferred Compensation Plan
--------------------------

Under the Company's Deferred Compensation Plan for executives and key managers participating in the Company's Cash Bonus Plan, participants will be eligible to make an irrevocable election on or before December 31st of each year as to the percentage of his or her bonus to be awarded in the following year. The deferral may be for all or a portion of the participant's payment under the Cash Bonus Plan. All deferred amounts are non-forfeitable and earn the prime rate of interest plus 1% compounded quarterly during the period of deferral. The Company adds 20% to the deferred amount for each employee as a matching contribution up to a maximum of $10,000 annually. Amounts deferred are deferred until separation from service with the Company. The plan is administered by the Deferred Compensation Plan Committee, which consists of our Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer.

Stock Option Plan
-----------------

The Company's stock option program is administered by the Board of Directors, which acts upon recommendations of the Compensation Committee. The purpose of the Company's stock option program is to facilitate the acquisition of equity interests in the Company by its officers and key employees and thus their sharing in the future success of the Company's business. The Committee takes into account factors such as: (i) the total number of shares of common stock outstanding; (ii) the total number of shares of common stock which remain available for grant under the Company's various stock option plans; and (iii) the need to have an appropriate balance between currently paid and longer-term compensation, and between cash and equity compensation.

                                      (12)

Employee Benefits
-----------------

The Company provides core employee benefits, including medical and dental coverage, disability insurance and life insurance. The benefits available are the same for all executive officers.

401(k) Plan
-----------

The Acme United Corporation 401(k) Profit Sharing Plan, or 401(k) plan, is the primary retirement benefit offered to all United States employees of the Company. Participants may generally contribute to the Plan annually up to the maximum amount permitted under the Internal Revenue Code - $15,500 in 2008 ($20,500 for persons over age 50). The Company provides to participants a matching contribution equal to fifty percent of the first six percent of the participant's eligible compensation not to exceed limits on eligible compensation imposed by the Internal Revenue Code - $230,000 in 2008.


SUMMARY COMPENSATION TABLE

The following table sets forth information concerning the compensation of the Company's Principal Executive Officer and each of the two other most highly compensated executive officers of the Company for the fiscal year ended December 31, 2008. These three officers are referred to as named executive officers, or NEOs.

                                                                                      Nonqualified
                                                                                        Deferred
                                                                                      Compensation       All Other
Name and                                                 Bonus       Option Awards      Earnings        Compensation      Total
Principal Position              Year     Salary ($)     ($) (1)         ($) (2)           ($)               ($)            ($)
Walter C. Johnsen               2008     $ 472,116     $ 100,000       $ 44,676         $ 5,516         $ 11,192 (3)    $ 633,500
Chairman & Chief                2007     $ 424,615     $ 150,000       $ 47,929                         $ 25,202 (3)    $ 647,746
Executive Officer


Brian S. Olschan                2008     $ 405,692     $  85,000       $ 41,226                         $  8,427 (4)    $ 540,344
President & Chief               2007     $ 375,962     $ 150,000       $ 42,099                         $  8,277 (4)    $ 576,338
Operating Officer


Paul G. Driscoll                2008     $ 234,131     $  57,500       $ 28,987         $ 3,171         $  8,427 (4)    $ 332,215
Vice President-Chief            2007     $ 212,308     $ 110,000       $ 28,943                         $  7,192 (4)    $ 358,442
Financial Officer

                                      (13)

(1) The bonus reported includes bonuses for the fiscal year reported paid both during and after the end of the fiscal year.

(2) Represents the compensation costs of stock options for financial reporting purposes for 2008 under FAS 123 (R), rather than an amount paid to or realized by the named executive officer.

     Each option vests in four equal annual installments commencing on the first anniversary of the grant date and thereafter on the annual anniversary of the grant date. The exercise price of each option is equal to 100 percent of fair market value on the grant date. The fair market value was determined to be the closing price of the Common Stock on the trading day immediately preceding the grant date.

     The options granted to NEOs in 2008 and 2007 had exercise prices of $13.19 per share and $14.93 per share, respectively. The number of shares underlying options granted to the NEOs in 2008 and 2007 are as follows:

                                               Number of Shares
           Name                               Underlying Options
           ----                               ------------------
                                      2008                          2007
                                      ----                          ----
     Walter C. Johnsen               20,000                        15,000

     Brian S. Olschan                15,000                        15,000

     Paul G. Driscoll                10,000                        11,500

(3) Consists of reimbursement of out-of-pocket health care expenses, payment of life insurance premiums and Company matching contribution to the Company's 401(k) Profit Sharing Plan.

(4) Consists of reimbursement of payments of life insurance premiums and Company matching contribution to the Company's 401(k) Profit Sharing Plan.

                                      (14)

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table shows outstanding stock option awards classified as exercisable and unexercisable as of December 31, 2008 for each of the NEOs.


-------------------- ------------------------------- ---------------------------------- ------------- ---------------
                                                                                           Option
                          Number of Securities             Number of Securities           Exercise        Option
                         Underlying Unexercised           Underlying Unexercised            Price       Expiration
Name                     Options (#) Exercisable         Options (#) Unexercisable           ($)         Date (1)
-------------------- ------------------------------- ---------------------------------- ------------- ---------------
Walter C. Johnsen                10,000                                                   $  4.00         6/23/13
                                 20,000                                                   $ 15.65         4/28/15
                                  7,500                            7,500                  $ 15.15         7/31/16
                                  3,750                           11,250                  $ 14.93         6/12/17
                                                                  20,000                  $ 13.19         8/06/18
-------------------- ------------------------------- ---------------------------------- ------------- ---------------
Brian S. Olschan                  7,500                                                   $  1.63         1/25/10
                                  5,000                                                   $  3.56        10/10/10
                                 20,000                                                   $  2.75         5/07/11
                                 20,000                                                   $  3.05        11/12/11
                                 15,000                                                   $  4.00         6/23/13
                                 15,000                                                   $ 15.65         4/28/15
                                  7,500                            7,500                  $ 15.15         7/31/16
                                  3,750                           11,250                  $ 14.93         6/12/17
                                                                  15,000                  $ 13.19         8/06/18
-------------------- ------------------------------- ---------------------------------- ------------- ---------------
Paul G. Driscoll                 10,000                                                   $  3.55         3/19/11
                                  1,000                                                   $  3.05        11/12/11
                                 10,000                                                   $  3.75         9/23/12
                                  7,500                                                   $  4.00         6/23/13
                                 10,000                                                   $ 15.65         4/28/15
                                  5,000                            5,000                  $ 15.15         7/31/16
                                  2,875                            8,625                  $ 14.93         6/12/17
                                                                  10,000                  $ 13.19         8/06/18
-------------------- ------------------------------- ---------------------------------- ------------- ---------------

(1) Each option with an expiration date in 2015 or earlier vests in four equal parts commencing on the day after the grant date and on each of the three anniversary dates of the grant date. Options with an expiration date after 2015 vest in four equal parts beginning on the first anniversary of grant date and on each of the three anniversary dates of the grant date. Each option has a ten-year term.

                                      (15)

PENSION BENEFITS

In December 1995, the Board of directors adopted a resolution to freeze the Retirement Plan resulting in no further benefit accruals after February 1, 1996. None of the NEOs is a participant of the Pension Plan.

CHANGE IN CONTROL ARRANGEMENTS--SALARY CONTINUATION PLAN

The Company has a Salary Continuation Plan that covers officers of the Company at the level of Corporate Vice President or above, under the age of sixty-five
(65). The Plan is designed to retain key employees and provide for continuity of management in the event of an actual or threatened change in control of the Company. A covered officer would receive payment under the Plan if there is a disposition of the Company and, within one year (or if such employee is also a director, within two years) after such change in control, one of the following triggering events occurs:

     o    involuntary termination;
     o    a reduction in responsibility, status or compensation;
     o transfer to a location unreasonably distant from his or her current location; or
     o    voluntary resignation.

A disposition of the Company shall include (i) a sale of substantially all the assets of the Company or a successor, or of a Division with more than 50% of the sales of the Company in the preceding full year of operations, such that shareholder approval is required and (ii) the acquisition by any such person or group of persons acting in concert, of legal or beneficial ownership of fifty percent (50%) or more of the voting stock of the Company, or its successor.

The compensation provided to a covered officer upon disposition of the Company would consist of the following:

     o monthly salary rate being paid at the date of the change in control multiplied by the number of months payable;
     o average monthly incentive bonus payments for the prior three taxable years multiplied by the number of months payable; and
     o medical, life and other insurance in effect at the date of disposition to continue into the future for the number of months compensation is payable.

Payment of the first two items would be in a lump sum, payable no later than thirty (30) days after the date on which the officer submits notice to the Board that the officer wishes to exercise his or her rights under the Plan.

A Director of the Company who is also an officer of the Company at the level of Executive Vice President or above would be entitled to the value of thirty-six
(36) months' compensation and benefits for thirty-six (36) months. Officers at the level of Senior Vice President and Vice President would be entitled to the value of twenty-four (24) months' compensation and benefits for twenty-four (24) months.

                                      (16)

The Plan presently covers Walter C. Johnsen, Brian S. Olschan, Larry H. Buchtmann and Paul G. Driscoll. Walter C. Johnsen and Brian S. Olschan would be entitled to the value of thirty-six (36) months of compensation and benefits. Larry H. Buchtmann and Paul G. Driscoll would be entitled to the value of twenty-four (24) months of compensation and benefits.

SEVERANCE PAY PLAN

         The Severance Pay Plan covers officers of the Company employed in the United States at the level of Corporate Vice President or above, under the age of sixty-five (65). The Plan is designed to enable the Company to attract and retain key employees. A covered officer would receive payments under the Plan if one of the following triggering events occurs:

         o involuntary termination for any reason other than gross misconduct;
         o    death;
         o    reduction of responsibility, status or compensation reduced; or
         o transfer to a location unreasonably distant from his or her current location.

         This Plan would only apply if the Salary Continuation Plan would not apply. Payment under this Plan, except in the event of termination by death, would be equivalent to one month's salary multiplied by each year of service to the Company based upon the level of his or her compensation in effect immediately preceding such termination. The Plan sets out a minimum and maximum number of months' compensation payable to each such employee upon such severance. The Plan would also provide death benefits to covered officers' beneficiaries.

         A Director of the Company who is also an Officer of the Company at the level of Executive Vice President or above would be entitled to a minimum of nine (9) months' compensation and a maximum of thirty (30) months' compensation. In the event of such officer's death, his or her beneficiaries would be entitled to nine (9) months' compensation. Officers at the level of Senior Vice President or Vice President would be entitled to a minimum of six (6) months' compensation and a maximum of eighteen (18) months' compensation. In the event of such officer's death, his or her beneficiaries would be entitled to six (6) months' compensation. Payments would be made in a single lump sum.

         This Plan covers Walter C. Johnsen, Brian S. Olschan, Larry H. Buchtmann and Paul G. Driscoll. Walter C. Johnsen and Brian S. Olschan would be entitled to a minimum of nine (9) months' compensation and a maximum of thirty
(30) months' compensation. Larry H. Buchtmann and Paul G. Driscoll would be entitled to a minimum of six (6) months' compensation and a maximum of eighteen
(18) months' compensation. In the event of termination by death, beneficiaries of Walter C. Johnsen and Brian S. Olschan would be entitled to a minimum of nine
(9) months' compensation and beneficiaries of Larry H. Buchtmann and Paul G. Driscoll would be entitled to a minimum of six (6) months' compensation.

                                      (17)

DIRECTOR COMPENSATION

DIRECTORS' CASH FEES

CASH COMPENSATION

As described below, in 2008 the Company paid as compensation to non-employee directors cash consisting of annual fees and fees for Board and committee meetings attended. Each director who chaired a committee received additional compensation to compensate for the additional responsibility and effort associated with the director's respective position. These fees consisted of:

     o    an annual fee of $16,000, payable quarterly;

     o    $1,500 for each Board meeting attended;

     o    $700 for each committee meeting attended;

     o    $700 to committee chairpersons for each committee meeting conducted;
          and

     o    an annual fee of $3,500 to the Chairperson of the Audit Committee.

In addition, the Company provided reimbursement to each director for customary and usual travel expenses incurred in connection with attendance at Board and committee meetings.

DIRECTORS' STOCK OPTIONS

On April 21, 2008, the date of the last annual meeting of shareholders, each non-employee director re-elected to the Board of Directors received an annual option grant, as provided under the 2005 Non-Salaried Director Stock Option Plan, to purchase 2,500 shares of Common Stock.

Under the Non-Salaried Director Stock Option Plan, each new director, upon becoming a member of the Board of Directors, receives an option to purchase 5,000 shares of Common Stock. These options vest as follows: 25% on the day after the date of the grant; 25% one day after the first year anniversary of the date of grant; 25% one day after the second year anniversary of the date of grant; and 25% one day after the third year anniversary of the date of grant.

The following table discloses the cash, equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company's directors during the fiscal year ended December 31, 2008.

                                      (18)

------------------------ ---------------------- ----------------- --------------
                             Fees Earned or       Option Awards
         Name               Paid in Cash ($)          ($)(1)          Total
------------------------ ---------------------- ----------------- --------------
Rex L. Davidson                 $31,300              $ 9,650         $40,950
------------------------ ---------------------- ----------------- --------------
Richmond Y. Holden, Jr.         $34,400              $ 9,650         $44,500
------------------------ ---------------------- ----------------- --------------
Susan M. Murphy                 $29,900              $ 9,650         $39,550
------------------------ ---------------------- ----------------- --------------
Gary D. Penisten (2)            $ 8,700                              $ 8,700
------------------------ ---------------------- ----------------- --------------
Stephen Spinelli, Jr.(3)        $10,200              $ 9,650         $19,850
------------------------ ---------------------- ----------------- --------------
Stevenson E. Ward III           $36,625              $ 9,650         $46,275
------------------------ ---------------------- ----------------- --------------

(1) Represents the compensation costs of stock options for financial reporting purposes for the year under FAS 123 (R), rather than an amount paid to or realized by the named executive officer.

     The exercise price of each option is equal to 100 percent of fair market value on the date of grant. The fair market value was determined to be the average price of the Common Stock on the trading day of the grant date. Each option had an exercise price of $13.61 per share, and was immediately exercisable in full.

     The following table shows the aggregate number of option awards outstanding for each director as of December 31, 2008.

----------------------------------------- ----------------------------------
                                                   Aggregate Option
                                               Awards Outstanding as of
                  Name                            December 31, 2008
----------------------------------------- ----------------------------------
Rex L. Davidson                                        10,000
----------------------------------------- ----------------------------------
Richmond Y. Holden, Jr.                                25,000
----------------------------------------- ----------------------------------
Susan M. Murphy                                        16,500
----------------------------------------- ----------------------------------
Stevenson E. Ward III                                  10,000
----------------------------------------- ----------------------------------

(2) Mr. Penisten retired from the Board in 2008. Accordingly, his term as a director expired on April 21, 2008.

(3) Mr. Spinelli resigned from the Board on June 10, 2008 due to a potential conflicting business interest.

                                      (19)

REPORT OF THE AUDIT COMMITTEE

The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. The Audit Committee has reviewed and discussed our audited consolidated financial statements for the year ended December 31, 2008, with management and with representatives of UHY LLP, our independent auditors, including a discussion of the applicability and quality of accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

Management has the primary responsibility for the financial statements and our accounting, auditing and financial reporting processes. The Audit Committee is not providing any expert or special assurance as to our financial statements. UHY LLP is responsible for expressing an opinion on the conformity of our financial statements with generally accepted accounting principles in the United States. The Audit Committee is not providing any professional certification as to UHY LLP's work product.

The Audit Committee has discussed with representatives of UHY LLP the matters required to be discussed by professional standards. The Audit Committee has received and reviewed the written disclosures and letter from UHY LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit Committee concerning independence, and has discussed the independence of UHY LLP with representatives of the firm.

The Audit Committee discussed with the Company's independent auditors the overall scope and plan for their respective audits. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board of Directors that our audited consolidated financial statement for the year ended December 31, 2008 be included in our Annual Report on Form 10-K for the year ended December 31, 2008 for filing with the Securities and Exchange Commission.

                                            Stevenson E. Ward, III, Chair
                                            Richmond Y. Holden, Jr., Member
                                            Rex L. Davidson, Member

                                      (20)

TRANSACTIONS WITH RELATED PERSONS

There were no material transactions between the Company and any "related person". The term related person includes any executive officer of the Company, any director or nominee for election as director, any security holder holding more than 5% of the Common Stock of the Company or any immediate family member of any of the foregoing persons.

Policy
------

The Board of Directors has determined that transactions involving the Company and related persons shall be reviewed and approved by the Audit Committee. The Charter of the Audit Committee requires that related person transactions must be reviewed and approved by the Audit Committee of the Board, which consists solely of independent directors. This requirement covers any such transaction and is not limited to transactions which meet the minimum threshold for disclosure in the proxy statement under the relevant rules under the Exchange Act (generally, with respect to smaller reporting companies transactions which involve an amount equal to the lesser of $120,000 or one percent of the average of the company's total assets at year-end for the last two completed fiscal years, and in which a related person has a direct or indirect material interest).

Procedures
----------

Management or the affected director or executive officer will bring the transaction to the attention of the Audit Committee. The transaction must be approved in advance whenever practicable, and if not practicable, must be reviewed as promptly as practicable. Although the Audit Committee has not adopted formal procedures for the review and approval of transactions with related persons, the Audit Committee will approve the transaction only if it determines that it is in the best interests of the Company.

If the Audit Committee were to approve a related party transaction, the Audit Committee would periodically monitor the transaction to ensure that there are no changed circumstances that would render it advisable for the Company to amend or terminate the transaction.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 ("Exchange Act") requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company Common Stock (collectively referred to herein as "Reporting Persons"), to file with the SEC and the NYSE Alternext initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Reporting Persons are required by the Exchange Act to furnish the Company with copies of all Section 16(a) forms they file. Based solely on review of copies of such forms received by the Company and written representations from Reporting Persons, the Company believes that, during the 2008 fiscal year, all Reporting Persons complied with all applicable filing requirements under Section 16(a).

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information regarding compensation payable under the Company's equity compensation plans (the Non-Salaried Director Stock Option Plan and the Employee Stock Option Plan) in effect as of December 31, 2008. The Company's shareholders have approved each equity compensation plan.

                                      (21)

------------------------ -------------------------- -------------------------- --------------------------
                                                                                  Number of securities
                                                                                   remaining available
                                                                                   for future issuance
                            Number of securities                                       under equity
                              to be issued upon          Weighted-average           compensation plans,
                                 exercise of             exercise price of        (excluding securities
                            outstanding options,        outstanding options,          reflected in
                             warrants and rights        warrants and rights            column (a))
Plan Category                       (a)                         (b)                        (c)
------------------------ -------------------------- -------------------------- --------------------------
Equity compensation                608,500                     $10.38                    82,938
plans approved by
security holders
------------------------ -------------------------- -------------------------- --------------------------
Equity compensation
plans not approved by                 -0-                        -0-                       -0-
security holders
------------------------ -------------------------- -------------------------- --------------------------
Total                              608,500                     $10.38                    82,938
------------------------ -------------------------- -------------------------- --------------------------


                                   PROPOSAL 2:
                    AMENDMENT TO EMPLOYEES' STOCK OPTION PLAN

On February 24, 2009, the Board of Directors, subject to approval of the Shareholders, amended the Employee Stock Option Plan effective February 26, 2002 (the "Plan") to increase the number of shares subject to options from 460,000 to 610,000. The Company proposes that the number of shares of Common Stock reserved for issuance under the Plan be so increased in order to enable the Company to continue to attract and retain highly qualified personnel. The following description of the Plan as amended is qualified in its entirety by reference to the text of the Plan and its prior amendments, copies of which have been filed with the SEC.

PURPOSE

The purpose of the Plan is to advance the interests of the Company and its shareholders by strengthening the ability of the Company to attract, retain and reward highly qualified key employees, to motivate key employees to achieve business objectives established to promote the long-term growth, profitability and success of the Company, and to encourage ownership of the Common Stock of the Company by participating key employees.

ADMINISTRATION OF THE PLAN

The Plan is administered by the Board of Directors of the Company. In administering the Plan, the Board acts upon recommendations of the Compensation Committee, which consists of members of the Board who are not employees of the Company. Subject to the provisions of the Plan, the Board determines the employees who will receive options under the Plan, the number of shares subject to each option and the terms of those options, and interprets the Plan and makes such rules of procedure as the Board may deem proper.

                                      (22)

SHARES OF STOCK SUBJECT TO THE PLAN

The Plan presently permits the granting of 460,000 shares of Common Stock (610,000 shares after approval of amendment).

ELIGIBILITY

Based on current staffing, under the Plan, approximately 25 to 30 key employees of the Company (including directors and officers who are employees) may be granted options to purchase shares of Common Stock.

OPTIONS

Options granted under the Plan may be either incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or non-qualified stock options. The exercise price with respect to an option awarded under the plan will be one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted provided, however, that the price shall not be less than the par value of the Common Stock which is subject to the option. If incentive stock options are granted to an employee owning Common Stock having more than 10% of the voting power of the Company, the exercise price must be at least one hundred ten percent (110%) instead of one hundred percent (100%) of the fair market value of the Common Stock on the date that the option is granted, and the option by its terms may not be exercisable after the expiration of five (5) years from the date of grant. No option may be granted under the Plan after the tenth anniversary of the adoption of the Plan. The options granted by the Company to employees historically have had a term of ten years and vest over a period presently set at four years. The Company may grant both incentive stock options (ISOs) and non-qualified stock options. However, commencing in July 2006, the Company has granted only non-qualified stock options to its employees.

TERMS OF EXERCISE OF OPTIONS

Upon the granting of any option, the optionee must enter into a written agreement with the Company setting forth the terms upon which the option may be exercised. Such an agreement sets forth the length of the term of the option and the timing of its and may provide arrangements for income and employment tax withholding. Under terms of the Plan, options are exercisable in accordance with the following schedule: 25% one day after first year anniversary of the date of grant; 25% one day after second year anniversary of date of grant; 25% one day after third year anniversary of date of grant; 25% one day after fourth year anniversary of date of grant. In no event shall the length of an option extend beyond ten years from the date of its grant. An optionee may exercise an option by delivering payment to the Company in cash.

                                      (23)

Under the Plan, if the employment of any person to whom an option has been granted is terminated for any reason other than the death, disability or retirement of the optionee, the optionee may exercise within thirty (30) days of such termination such options as the optionee could have exercised if his or her employment had continued for such 30 day period, subject to the ten year limitation. If the termination is by reason of retirement, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment, subject to the ten year limitation, but if the option is exercised later than three (3) months from the date of retirement the option shall not constitute an ISO. If the optionee dies while employed by the Company or its subsidiaries, or during a period after termination of employment in which the optionee could exercise an option, the optionee's beneficiary may exercise the option within one year of the date of the optionee's death but in no event may the option be exercised later than the date on which the option would have expired if the optionee had lived. If the termination is by reason of disability, the optionee may exercise the option, in whole or in part, at any time within one year following such termination of employment or within such other period, not exceeding three years after the date of disability, as is set forth in the option agreement with respect to such options, provided, however, that if the option is exercised later than one year after the date of disability, it shall not constitute an ISO, and in no event may the option be exercised after ten years from grant.

In addition, if an optionee ceases to be employed by the Company and becomes, or continues to be, a member of the Board of Directors prior to the time the optionee's option(s) would have otherwise expired, the optionee's option(s) shall continue to vest in accordance with the terms of the Plan and shall continue to be exercisable for the remainder of the term of the option(s). Any option which is not exercised by the optionee within the three month period immediately following the optionee's termination of employment, or, in the case of termination of employment on account of disability, within one year after the date of disability, shall cease to be an Incentive Stock Option. If an optionee described in the preceding two sentences ceases to be a member of the Board of Directors for any reason, the optionee's option(s) shall terminate in accordance with the provisions of Section 2.4(a) of the Acme United Corporation Non-Salaried Director Stock Option Plan, which section (i) cancels any unvested options at that time; (ii) permits a twelve-month period for exercise of vested options in the event of termination due to death or disability; and (iii) permits a thirty-day period for exercise of vested options in the event of termination due to any other reason, except that the Board may in its discretion extend the period of exercise.

Notwithstanding the above, no option may be exercised after the expiration date specified in the option agreement.

AMENDMENT TO THE PLAN

The Plan may be terminated, suspended, or modified at any time by the Board of Directors, but no amendment increasing the maximum number of shares for which options may be granted (except to reflect a stock split, stock dividend or other distribution), reducing the option price of outstanding options, extending the period during which options may be granted, otherwise materially increasing the benefits accruing to optionees or changing the class of persons eligible to be optionees shall be made without first obtaining approval of the shareholders of the Company. No termination, suspension or modification of the Plan shall adversely affect any right previously acquired by the optionee or other beneficiary under the Plan.

                                      (24)

Options granted under the Plan may not be transferred other than by will or by the laws of descent and distribution and, during the optionee's lifetime may be exercised only by the optionee.

All of the Options previously issued under the prior plan remain unchanged and outstanding.

FEDERAL INCOME TAX CONSEQUENCES

GRANTING OF NON-QUALIFIED STOCK OPTIONS
With respect to the tax effects of non-qualified stock options, since the options granted under the Plan do not have a "readily ascertainable fair market value" within the meaning of the Federal income tax laws, an optionee of an option will realize no taxable income at the time the option is granted.

EXERCISE OF NON-QUALIFIED STOCK OPTIONS
When a non-qualified stock option is exercised, the optionee will generally be deemed to have received compensation, taxable at ordinary income tax rates, in an amount equal to the excess of the fair market value of the shares of Common Stock of the Company on the date of exercise of the option over the exercise price. The Company will withhold income and employment taxes in connection with the optionee's recognition of ordinary income as a result of the exercise by an employee/optionee of a non-qualified stock option, and arrangements must be made with the Company for the source of such withholding. The Company generally can claim a deduction in the fiscal year of the Company which includes the last day of the taxable year of the optionee which includes the exercise date or the date on which the optionee recognizes income. The amount of such deduction will be equal to the ordinary income recognized by the optionee.

GRANTING OF INCENTIVE STOCK OPTIONS AND EXERCISE OF INCENTIVE STOCK OPTIONS
With respect to the tax effects of Incentive Stock Options, the optionee does not recognize any regular taxable income when the option is granted or exercised; however, the excess of the fair market value of the stock on the date of exercise over the exercise price must be included in the optionee's alternative minimum taxable income. Depending on the optionee's other income and deductions, all or a portion or this excess could be subject to alternative minimum tax of as much as twenty-eight percent (28%).

SALE OF THE STOCK
When stock acquired through the exercise of a non-qualified stock option is sold, the difference between the optionee's basis in the shares and the sale price will be taxable to the optionee as a capital gain (or loss).

If no disposition of shares issued to an optionee pursuant to the exercise of an ISO is made by the optionee within two years after the date the option was granted or within one year after the shares were transferred to the optionee, then (a) upon sale of such shares, any amount realized in excess of the exercise price (the amount paid for the shares) will be taxed to the optionee as long-term capital gain and any loss sustained will be a long-term capital loss and (b) no deduction will be allowed to the Company for federal income tax purposes. The tax basis of the stock for alternative minimum tax purposes shall be the fair market value of the stock on the date of exercise of the option, and the optionee may be entitled to a credit if its alternative minimum tax is less than its regular tax in the year of sale.

                                      (25)

If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of the two year and one year holding periods described above (a "Disqualifying Disposition") generally (a) the optionee will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized upon the sale of such shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain realized will be taxed as short-term or long-term capital gain and will not result in any deduction by the Company. A Disqualifying Disposition in the same year as exercise will eliminate the alternative minimum tax adjustment associated with the exercise of the Incentive Stock Option.

PLAN BENEFITS

The benefits or amounts that will be received by or allocated to any participants are not now determinable.

VOTE REQUIRED

The approval of the amendment to the Employee Stock Option Plan requires the affirmative vote of a majority of the shares of Common Stock of the Company voting in person or by proxy on the amendment. If the amendment is not approved by shareholders, it will not become effective.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE AMENDMENT TO THE EMPLOYEE STOCK OPTION PLAN.


                                   PROPOSAL 3:
                RATIFICATION OF THE APPOINTMENT OF UHY LLP AS OUR
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                  FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009

UHY LLP has served as our independent registered public accounting firm since September 18, 2008, when the Audit Committee of the Company's Board of Directors approved their engagement to audit the Company's financial statements for the fiscal year ending December 31, 2008. The Audit Committee of the Board of Directors has appointed UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009.

Representatives of UHY LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

The Audit Committee is not aware of any disagreements between management and our current auditors, UHY LLP, regarding accounting principles and their application or otherwise.

                                      (26)

CHANGE IN AUDITORS

On September 15, 2008, Acme United Corporation (the "Company"), based on its Audit Committee's recommendation and approval, dismissed Ernst & Young LLP ("E&Y") as the Company's independent registered public accountants. The Audit Committee took this action after consultation with management to enable the Company to obtain audit and related services at a lower annual cost.

E&Y's reports on the Company's financial statements for the years ended December 31, 2007 and 2006 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2007 and 2006 and through the date of dismissal of E&Y, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

On September 18, 2008, the Audit Committee of the Company's Board of Directors approved the engagement of UHY LLP as its independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2008.

During the years ended December 31, 2007 and 2006 and through the date of the Audit Committee's decision, the Company did not consult UHY LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Through and as of March 24, 2009, UHY LLP and UHY Advisors, Inc. (Advisors), as separate legal entities, collectively provide attest, accounting, tax and business consulting services through an alternative practice structure which is necessitated by most State statues that prohibit corporate ownership of firms that provide attest services. UHY LLP is a licensed CPA firm and provides attest services only, whereas Advisors provides the other services. UHY LLP leases auditing staff who are full time, permanent employees of Advisors. UHY LLP has only a few full time employees; however, the Partners of UHY LLP are also Managing Directors of Advisors. While few of the audit services performed were provided by permanent, full time employees of UHY LLP, for the most part, the leased staff are CPA qualified and satisfy the continuing education and other professional requirements. UHY LLP trains, manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination. During 2008, Advisors provided certain permitted tax and business consulting services as described below.

                                      (27)

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT AUDITOR SERVICES

The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has adopted policies and procedures for the pre-approval of services provided by the independent auditors. The policies and procedures provide that management and the independent auditors jointly submit to the Audit Committee a schedule of audit and non-audit services for approval as part of the annual plan for each year. In addition, the policies and procedures provide that the Audit Committee may also pre-approve particular services not in the annual plan on a case-by-case basis. For each proposed service, management must provide a detailed description of the service and the projected fees and costs (or a range of such fees and costs) for the service.

FEES TO AUDITORS

Set forth below is a description of the fees for professional audit services rendered by Ernst & Young LLP and UHY LLP and affiliates for the audit of our annual financial statements and review of our interim financial statements for 2008 and 2007, and fees for other services rendered by Ernst & Young LLP, UHY LLP, and UHY Advisors, Inc. for 2008 and E&Y for 2007.

Fee Category
------------                       Fiscal 2008 Fees       Fiscal 2007 Fees
                                   -----------------      -----------------
Audit Fees                                 $193,000               $231,000

Audit Related Fees                           14,000                 17,000

Tax Fees                                    110,000                 87,000

Other Fees                                    6,000
                                   -----------------      -----------------
Total Fees                                 $323,000               $334,000
                                   =================      =================

Audit Fees. 2008 audit fees include $43,000 paid to E&Y for services provided prior to the appointment of UHY LLP.

Audit Related Fees. These fees were for audit of the Company's post retirement defined pension plan in 2008 (UHY LLP) and assistance related to various financial reporting matters (E&Y).

Tax Fees. Tax services included tax compliance, tax advice, and tax planning provided by UHY Advisors, Inc in 2008 ($59,000) and 2007($58,000) and E&Y in 2008 ($51,000) and 2007 ($29,000).

Other Fees. General business consulting provided by UHY Advisors, Inc.

The Audit Committee has determined that the provision of non-audit services described above is compatible with maintaining UHY LLP's independence.

                                      (28)

VOTE REQUIRED
The ratification of the appointment by our Audit Committee of UHY LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009 requires the affirmative vote of a majority of the shares of Common Stock of the Company voting in person or by proxy on such ratification. Although shareholder approval of the appointment is not required by law and is not binding on the Audit Committee, the Committee will take the appointment under advisement if such appointment is not approved by the affirmative vote of a majority of the votes cast at the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

                                      (29)

SUBMISSION OF SHAREHOLDER PROPOSALS FOR THE 2010 ANNUAL MEETING

If you intend to present a proposal at our 2010 Annual Meeting, you must submit it to us by no later than November 28, 2009, to receive consideration for inclusion in our 2010 proxy materials. If you intend to present a proposal at our 2010 Annual Meeting that is not to be included in our 2010 proxy materials, you should send the proposal to us in writing by February 13, 2010. Any such proposal should be sent to the Secretary of the Company at 60 Round Hill Road, Fairfield, Connecticut, 06824.


                                 OTHER BUSINESS

Management does not know of any matters to be presented, other than those described herein, at the Annual Meeting. If any other business should come before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies in accordance with their best judgment.





By Order of the Board of Directors,
Paul G. Driscoll, Vice President and
Chief Financial Officer, Secretary
and Treasurer
Acme United Corporation
60 Round Hill Road
Fairfield, Connecticut 06824
March 24, 2009

                                      (30)

                                      PROXY

                             ACME UNITED CORPORATION

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                ACME UNITED CORPORATION FOR THE ANNUAL MEETING OF
                    SHAREHOLDERS TO BE HELD ON APRIL 20, 2009

         The undersigned hereby appoints Walter C. Johnsen and Susan H. Murphy, and each of them, with full powers of substitution, to act as attorneys and proxies of the undersigned, to vote all shares of the Common Stock of ACME UNITED CORPORATION, held of record by the undersigned on March 4, 2009 at the Annual Meeting of Shareholders, to be held at the Cornell Club, 6 East 44th Street, New York, New York on Monday, April 20, 2009, at 11:00 a.m. and at any adjournment(s) or postponement(s) thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them hereby is, instructed to vote or act as follows on the reverse side hereof on the proposals set forth in said Proxy Statement. In their discretion, the proxies are authorized to vote upon such other matters, if any, as may properly come before the Annual Meeting.

 SEE REVERSE       CONTINUED AND TO BE COMPLETED, SIGNED AND      SEE REVERSE
    SIDE                    DATED ON REVERSE SIDE                    SIDE
================================================================================

                       ANNUAL MEETING OF SHAREHOLDERS OF

                            ACME UNITED CORPORATION

                                 April 20, 2009


               NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
               --------------------------------------------------
             The Notice of Meeting, proxy statement and proxy card
                   are available at www.acmeunited.proxy.com


                           Please sign, date and mail
                             your proxy card in the
                           envelope provided as soon
                                  as possible.


  -- Please detach along perforated line and mail in the envelope provided. --

--------------------------------------------------------------------------------
THIS PROXY WHEN EXECUTED WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL SIX NOMINEES LISTED BELOW AND FOR PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE [X]
--------------------------------------------------------------------------------

1.  Election of Directors:
                                      Nominees:
[ ] FOR ALL NOMINEES                  [ ] Walter C. Johnsen
                                      [ ] Richmond Y. Holden, Jr.
[ ] WITHHOLD AUTHORITY                [ ] Brian S. Olschan
    FOR ALL NOMINEES                  [ ] Stevenson E. Ward III
                                      [ ] Susan H. Murphy
[ ] FOR ALL EXCEPT                    [ ] Rex L. Davidson
    (See instructions below)



INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark ------------ "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here:  [X]
--------------------------------------------------------------------------------

2.   Approval of the Amendment to the Employee     FOR      AGAINST      ABSTAIN
     Stock Option Plan                             [ ]        [ ]          [ ]


3.   Ratification of the appointment of our        FOR      AGAINST      ABSTAIN
     independent registered public accounting      [ ]        [ ]          [ ]
     firm for the fiscal year ending
     December 31, 2009


THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned acknowledges receipt of the Company's Notice of Annual Meeting of Shareholders, a Proxy Statement dated March 24, 2009 and the 2008 Annual Report to Stockholders.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
ENCLOSED POSTAGE-PREPAID ENVELOPE.

--------------------------------------------------------------------------------
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that [ ] changes to the registered name(s) on the account may not be submitted via this method.
--------------------------------------------------------------------------------
Signature:                                       Date:
          --------------------------------------      --------------------------

Signature:                                       Date:
          --------------------------------------      --------------------------

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.